UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  FEBRUARY 17, 2006
                                                  ------------------------------

                            WESTERN GOLDFIELDS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                      IDAHO
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                 (State or Other Jurisdiction of Incorporation)

                 0-50894                             38-3661016
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       (Commission File Number)          (IRS Employer Identification No.)


         1575 DELUCCHI LANE, SUITE 116
         RENO, NEVADA                                  89502
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(Address of Principal Executive Offices)             (Zip Code)


                                 (775) 337-9433
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 17, 2006, Western Goldfields, Inc., an Idaho corporation (the "Company"), closed (the "Final Closing") the final $2,300,000 of a total of a $6,000,000 non-brokered private placement (the "Private Placement"), pursuant to securities purchase agreements (the "Purchase Agreements") with accredited investors (the "Final Investors"). Pursuant to the Purchase Agreements the Company sold 7,666,667 units (the "Units") at the Final Closing, each Unit consisting of one share of the Company's common stock, par value $0.01 per share (the "Common Stock"), and one half of one warrant (the "Warrant") to purchase one share of Common Stock (the "Warrant Shares"), at a price of $0.30 per Unit, for gross proceeds of $2,300,000. The gross proceeds received at the Final Closing will be used (i) to finance the completion of the Mesquite Mine feasibility study and (ii) for the general working capital requirements of the Company.

         Under the Purchase Agreements, the Company has also agreed to (i) file a registration statement on Form SB-2 with the Securities and Exchange Commission covering the resale of the shares of Common Stock and the Warrant Shares, within 90 days following the Final Closing and (ii) cause the registration statement to become effective within 120 days after filing the registration statement on Form SB-2.

         The Warrants issued to the Final Investors at the Final Closing have a two (2) year term and an initial exercise price equal to $0.45 per share, for an approximate of 3,833,333 shares of Common Stock. The exercise price of and the number of shares issuable under the warrants are subject to customary adjustments in certain events, including certain mergers, consolidations, sales of substantially all of the Company's assets, subdivision or combination of the Company's shares, stock dividends and other distributions by the Company.

         No representation, warranty, covenant, or agreement contained in the Purchase Agreement and/or Warrant is, or should be construed as, a representation or warranty by the Company to any person other than the Final Investors, or a covenant or agreement of the Company or the Final Investors with any other person. The representations and warranties in the Purchase Agreement and/or Warrant may be qualified by information that has not been filed with the Securities and Exchange Commission, may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes, and represent an allocation of risk as between the parties as part of the transaction reflected in the purchase agreement and/or warrant. Moreover, the representations and warranties may become incorrect after the date of the Purchase Agreement and/or Warrant, and changes, if any, may not be reflected in the Company's public disclosures. The covenants and agreements contained in the Purchase Agreement and/or Warrant are solely for the benefit of the Company and the Final Investors, and compliance with each covenant and agreement may be waived, and the time for performance under each covenant and agreement may be extended, by the party entitled to the benefit of the covenant or agreement.

         Copies of the forms of Purchase Agreement and Warrant relating to the Private Placement are attached hereto as Exhibit 10.1 and Exhibit 10.2 respectively, and are incorporated herein by reference. The summary contained in this report is qualified in its entirety by reference to the more detailed terms set forth in the Purchase Agreement and the Warrant.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

         The Common Stock, Warrants and Warrant Shares described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended. The issuance did not involve any public offering; the Company made no solicitation in connection with the Offering other than communications with the Final
Investors; the Company obtained representations from the Final Investors participating in the Private Placement regarding their investment intent and knowledge of the offering; and the Final Investors either received or had access to adequate information about the Company in order to make informed investment decisions.

         The information set forth in Item 1.01 of this Report is incorporated by reference into this Item 3.02.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c) Exhibits.

         10.1     Form of  Securities  Purchase  Agreement,  dated  February 17,
                  2006, by and among Western Goldfields, Inc. and the Final Investors.

         10.2     Form of Warrant.

         99.1     Press Release of the Company issued on February 20, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 23, 2006                Western Goldfields, Inc.


                                        By:  /s/ Brian Penny
                                             -----------------------------------
                                        Name: Brian Penny
                                              ----------------------------------
                                        Title: Chief Financial Officer
                                               ---------------------------------

                                  EXHIBIT INDEX


      Exhibit No.           Exhibit Name
      -----------           ------------

         10.1     Form of  Securities  Purchase  Agreement,  dated  February 17,
                  2006, by and among Western Goldfields, Inc. and the Final Investors.

         10.2     Form of Warrant.

         99.1     Press Release of the Company issued on February 20, 2006.